UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2025

PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi

(State or Other Jurisdiction of Incorporation)

001-12103	64-0709834
(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530
(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
None	PFBX	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Financial Corporation (the “Company”) was held on April 23, 2025. There were 4,617,466 shares of common stock outstanding and entitled to vote at the Annual Meeting and 4,339,263 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. First Coast Results, Inc., the independent inspector of elections for the 2025 Annual Meeting, provided a final voting report on April 28, 2025, certifying the following results:

PROPOSAL 1: ELECTION OF DIRECTORS

According to the tabulation of voting results, the following is a record of votes cast with respect to the election of Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman, III and Chevis C. Swetman, each for a one-year term:

	For	Withheld
Board of Directors' Nominees:
Ronald G. Barnes	2,854,156	1,480,986
Padrick D. Dennis	2,851,056	1,484,086
Jeffrey H. O'Keefe	2,853,756	1,481,386
Paige Reed Riley	2,854,009	1,481,133
George J. Sliman, III	2,854,145	1,480,997
Chevis C. Swetman	2,766,168	1,568,974

Opposition Nominee:
Stewart F. Peck	1,565,142	2,675,589

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP

According to the tabulation of voting results, the shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the year ending December 31, 2025:

For	Against	Abstain

4,217,612	21,333	100,318

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF EXECUTIVE OFFICERS

Advisory (non-binding) proposal to approve compensation of the named executive officers as set forth under the heading “Compensation of Executive Officers and Directors” in Section VII in the 2025 Proxy Statement:

For	Against	Abstain

2,739,390	1,554,518	45,355

PROPOSAL 4: ADVISORY (NON-BINDING) VOTE ON FREQUENCY (EVERY 1, 2, OR 3 YEARS) TO APPROVE THE COMPENSATION OF EXECUTIVE OFFICERS

Advisory (non-binding) vote with regard to the frequency of a non-binding shareholder vote to approve the compensation of the named executive officers of the Company, such non-binding shareholders vote will occur every 1, 2, or 3 years:

1 Year	2 Years	3 Years	Abstain

1,786,401	5,924	2,520,347	26,591

PROPOSAL 5: ADVISORY (NON-BINDING) VOTE ON SHAREHOLDER RESOLUTION OF PHILIP J. TIMYAN RECOMMENDING THE BOARD OF DIRECTORS TAKE ALL NECESSARY STEPS TO PROMPTLY SELL THE COMPANY

According to the tabulation of voting results, the shareholders voted against the proposal of stockholder Philip J. Timyan recommending the board of directors take all necessary steps to promptly sell the Company:

For	Against	Abstain

1,581,956	2,670,830	86,477

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2025

PEOPLES FINANCIAL CORPORATION

	By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO